December 20, 1999



STI Classic Funds
2 Oliver Street
Boston, MA 02109

ESC Strategic Funds, Inc.
3435 Stelzer Road
Columbus, OH 43219

Re:   AGREEMENT AND PLAN OF REORGANIZATION BY AND BETWEEN
      ESC STRATEGIC FUNDS, INC., ON BEHALF OF ITS SMALL CAP FUND AND SMALL CAP II FUND, AND STI CLASSIC FUNDS, ON BEHALF OF ITS
      SMALL CAP GROWTH STOCK FUND

Ladies and Gentlemen:

We have acted as counsel to STI Classic Funds, in connection with the execution and delivery of the Agreement and Plan of Reorganization (the "Agreement"), dated as of February ___, 2000 by and between ESC Strategic Funds, Inc., a Maryland corporation, on behalf of its Small Cap Fund and Small Cap II Fund (the "Selling Funds"), and STI Classic Funds, on behalf of its Small Cap Growth Stock Fund (the "Acquiring Fund"), relating to the transfer of all the assets and liabilities of the Selling Funds in exchange for shares of the Acquiring Fund, followed by the distribution of such Shares (the "Acquiring Fund's Shares") to the holders of shares of the Selling Funds ("Selling Funds' Shares") in exchange for such Selling Funds' Shares in complete liquidation of the Selling Funds (the "Reorganization"), pursuant to the Agreement. This opinion letter is delivered to you pursuant to Section 8.6 of the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of
(i) the Agreement, and (ii) such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. Our opinion is based in part on the facts set forth below. We have not undertaken an independent investigation or verification of these facts or of the information set forth either in the aforementioned documents or in other documents that we have reviewed.

         1. The Reorganization will be consummated in compliance with the material terms of the Agreement, and none of the material terms and conditions therein have been waived or modified and neither party has any plan or intention to waive or modify any such material condition.

         2. The Acquiring Fund and the Selling Funds each is treated as a corporation for federal income tax purposes.

         3. The fair market value of the Acquiring Fund's Shares to be received by the Selling Funds' shareholders in the Reorganization will be approximately equal to the fair market value of the shares in the Selling Funds surrendered and exchanged therefor.

         4. No consideration other than the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the stated liabilities of the Selling Funds will be issued in exchange for the assets of the Selling Funds in the Reorganization.

         5. The Acquiring Fund has no plan or intention to sell additional shares of beneficial interest in the Acquiring Fund or to redeem or otherwise reacquire any of the Acquiring Fund's Shares issued in the Reorganization other than in the ordinary course of its business as a regulated investment company.

         6. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Selling Funds' assets to be acquired by it in the Reorganization except for dispositions made in the ordinary course of its business as a regulated investment company.

         7. Following the Reorganization, the Acquiring Fund will continue the historic business of the Selling Funds or use a significant portion of the Selling Funds' assets in its business.

         8. Immediately following consummation of the Reorganization, the Acquiring Fund will possess the same liabilities as those possessed by the Selling Funds immediately prior to the Reorganization. The fair market value of the assets of each Selling Fund acquired by the Acquiring Fund will exceed the liabilities of each Selling Fund assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the acquired assets are subject.

         9. There is no intercorporate indebtedness existing between the Acquiring Fund and the Selling Funds that was issued, acquired, or will be settled at a discount.

         10. The Acquiring Fund will meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company.

         11. The Acquiring Fund does not own nor will it acquire prior to the consummation of the Reorganization any shares of beneficial interest in the Selling Funds.

         12. Not more than 25 percent of the value of the total assets of both the Selling Funds and the Acquiring Fund is invested in the stock and securities of any one issuer and not more than 50 percent of the value of those total assets is invested in the stock and securities of five or fewer issuers.

Our opinion summarizes certain Federal income tax consequences of the Reorganization to holders of shares in the Selling Funds (individually, a "Shareholder" and, collectively, the "Shareholders"). Our opinion does not address all aspects of Federal income taxation that may be relevant to particular Shareholders and may not be applicable to Shareholders who are not citizens or residents of the United States. Further, our opinion does not address the effect of any applicable foreign, state, local or other tax laws.

In rendering our opinion, we have considered the applicable provisions of the Code, Treasury Regulations, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant.

Based upon and subject to the foregoing, we are of the opinion that the Reorganization will, under current law, constitute a tax-free reorganization under Section 368(a) of the Code, and that the Selling Funds and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

The Reorganization, as a tax-free reorganization, will have the following Federal income tax consequences for the Shareholders, the Selling Funds and the Acquiring Fund:

         1. No gain or loss will be recognized by either Selling Fund upon the transfer of its assets in exchange solely for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

         2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Funds' assets in exchange for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Funds' liabilities;

         3. The basis of the Selling Funds' assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Funds' hands immediately before the Reorganization;

         4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Funds will include the holding period of those assets in the Selling Funds' hands immediately before the Reorganization;

         5. No gain or loss will be recognized by the Selling Funds on the distribution of the Acquiring Fund's Shares to the Shareholders in exchange for Selling Funds' Shares;

         6. No gain or loss will be recognized by the Shareholders as a result of the Selling Funds' distribution of Acquiring Fund's Shares to the Shareholders in exchange for the Shareholders' Selling Funds' Shares;

         7. The basis of the Acquiring Fund's Shares received by the Shareholders will be the same as the adjusted basis of the Shareholders' Selling Funds' Shares surrendered in exchange therefor; and

         8. The holding period of the Acquiring Fund's Shares received by the Shareholders will include the Shareholders' holding period for the Shareholders' Selling Funds' Shares surrendered in exchange therefor, provided that said Selling Funds' Shares were held as capital assets on the date of the Reorganization.

Except as set forth above, we express no opinion as to the tax consequences to any party, whether Federal, state, local or foreign, of the Reorganization or the Agreement or of any transactions related to the Reorganization or the Agreement or contemplated by the Reorganization or the Agreement. This opinion is being furnished to you on behalf of the Selling Funds and the Acquiring Fund in connection with the Reorganization and the Agreement and solely for your benefit in connection therewith and may not be used or relied upon for any other purpose and may not be circulated, quoted or otherwise referred to for any other purpose without our express written consent.

Very truly yours,


Morgan, Lewis & Bockius LLP

December 20, 1999



STI Classic Funds
2 Oliver Street
Boston, MA 02109

ESC Strategic Funds, Inc.
3435 Stelzer Road
Columbus, OH 43219

Re:   AGREEMENT AND PLAN OF REORGANIZATION BY AND BETWEEN
      ESC STRATEGIC FUNDS, INC., ON BEHALF OF ITS APPRECIATION FUND, AND STI CLASSIC FUNDS, ON BEHALF OF ITS GROWTH AND INCOME FUND

Ladies and Gentlemen:

We have acted as counsel to STI Classic Funds, in connection with the execution and delivery of the Agreement and Plan of Reorganization (the "Agreement"), dated as of February ___, 2000 by and between ESC Strategic Funds, Inc., a Maryland corporation, on behalf of its Appreciation Fund (the "Selling Fund"), and STI Classic Funds, on behalf of its Growth and Income Fund (the "Acquiring Fund"), relating to the transfer of all the assets and liabilities of the Selling Fund in exchange for shares of the Acquiring Fund, followed by the distribution of such Shares (the "Acquiring Fund's Shares") to the holders of shares of the Selling Fund ("Selling Fund's Shares") in exchange for such Selling Fund's Shares in complete liquidation of the Selling Fund (the "Reorganization"), pursuant to the Agreement. This opinion letter is delivered to you pursuant to Section 8.6 of the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of
(i) the Agreement, and (ii) such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. Our opinion is based in part on the facts set forth below. We have not undertaken an independent investigation or verification of these facts or of the information set forth either in the aforementioned documents or in other documents that we have reviewed.

         1. The Reorganization will be consummated in compliance with the material terms of the Agreement, and none of the material terms and conditions therein have been waived or modified and neither party has any plan or intention to waive or modify any such material condition.

         2. The Acquiring Fund and the Selling Fund each is treated as a corporation for federal income tax purposes.

         3. The fair market value of the Acquiring Fund's Shares to be received by the Selling Fund's shareholders in the Reorganization will be approximately equal to the fair market value of the shares in the Selling Fund surrendered and exchanged therefor.

         4. No consideration other than the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the stated liabilities of the Selling Fund will be issued in exchange for the assets of the Selling Fund in the Reorganization.

         5. The Acquiring Fund has no plan or intention to sell additional shares of beneficial interest in the Acquiring Fund or to redeem or otherwise reacquire any of the Acquiring Fund's Shares issued in the Reorganization other than in the ordinary course of its business as a regulated investment company.

         6. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Selling Fund's assets to be acquired by it in the Reorganization except for dispositions made in the ordinary course of its business as a regulated investment company.

         7. Following the Reorganization, the Acquiring Fund will continue the historic business of the Selling Fund or use a significant portion of the Selling Fund's assets in its business.

         8. Immediately following consummation of the Reorganization, the Acquiring Fund will possess the same liabilities as those possessed by the Selling Fund immediately prior to the Reorganization. The fair market value of the assets of the Selling Fund acquired by the Acquiring Fund will exceed the liabilities of the Selling Fund assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the acquired assets are subject.

         9. There is no intercorporate indebtedness existing between the Acquiring Fund and the Selling Fund that was issued, acquired, or will be settled at a discount.

         10. The Acquiring Fund will meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company.

         11. The Acquiring Fund does not own nor will it acquire prior to the consummation of the Reorganization any shares of beneficial interest in the Selling Fund.

         12. Not more than 25 percent of the value of the total assets of both the Selling Fund and the Acquiring Fund is invested in the stock and securities of any one issuer and not more than 50 percent of the value of those total assets is invested in the stock and securities of five or fewer issuers.

Our opinion summarizes certain Federal income tax consequences of the Reorganization to holders of shares in the Selling Fund (individually, a "Shareholder" and, collectively, the "Shareholders"). Our opinion does not address all aspects of Federal income taxation that may be relevant to particular Shareholders and may not be applicable to Shareholders who are not citizens or residents of the United States. Further, our opinion does not address the effect of any applicable foreign, state, local or other tax laws.

In rendering our opinion, we have considered the applicable provisions of the Code, Treasury Regulations, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant.

Based upon and subject to the foregoing, we are of the opinion that the Reorganization will, under current law, constitute a tax-free reorganization under Section 368(a) of the Code, and that the Selling Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

The Reorganization, as a tax-free reorganization, will have the following Federal income tax consequences for the Shareholders, the Selling Fund and the Acquiring Fund:

         1. No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

         2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

         3. The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

         4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

         5. No gain or loss will be recognized by the Selling Fund on the distribution of the Acquiring Fund's Shares to the Shareholders in exchange for Selling Fund's Shares;

         6. No gain or loss will be recognized by the Shareholders as a result of the Selling Fund's distribution of Acquiring Fund's Shares to the Shareholders in exchange for the Shareholders' Selling Fund's Shares;

         7. The basis of the Acquiring Fund's Shares received by the Shareholders will be the same as the adjusted basis of the Shareholders' Selling Fund's Shares surrendered in exchange therefor; and

         8. The holding period of the Acquiring Fund's Shares received by the Shareholders will include the Shareholders' holding period for the Shareholders' Selling Fund's Shares surrendered in exchange therefor, provided that said Selling Fund's Shares were held as capital assets on the date of the Reorganization.

Except as set forth above, we express no opinion as to the tax consequences to any party, whether Federal, state, local or foreign, of the Reorganization or the Agreement or of any transactions related to the Reorganization or the Agreement or contemplated by the Reorganization or the Agreement. This opinion is being furnished to you on behalf of the Selling Fund and the Acquiring Fund in connection with the Reorganization and the Agreement and solely for your benefit in connection therewith and may not be used or relied upon for any other purpose and may not be circulated, quoted or otherwise referred to for any other purpose without our express written consent.

Very truly yours,


Morgan, Lewis & Bockius LLP

December 20, 1999



STI Classic Funds
2 Oliver Street
Boston, MA 02109

ESC Strategic Funds, Inc.
3435 Stelzer Road
Columbus, OH 43219

Re:   AGREEMENT AND PLAN OF REORGANIZATION BY AND BETWEEN
      ESC STRATEGIC FUNDS, INC., ON BEHALF OF ITS INCOME FUND,
      AND STI CLASSIC FUNDS, ON BEHALF OF ITS HIGH INCOME FUND

Ladies and Gentlemen:

We have acted as counsel to STI Classic Funds, in connection with the execution and delivery of the Agreement and Plan of Reorganization (the "Agreement"), dated as of February ___, 2000 by and between ESC Strategic Funds, Inc., a Maryland corporation, on behalf of its Income Fund Fund (the "Selling Fund"), and STI Classic Funds, on behalf of its High Income Fund (the "Acquiring Fund"), relating to the transfer of all the assets and liabilities of the Selling Fund in exchange for shares of the Acquiring Fund, followed by the distribution of such Shares (the "Acquiring Fund's Shares") to the holders of shares of the Selling Fund ("Selling Fund's Shares") in exchange for such Selling Fund's Shares in complete liquidation of the Selling Fund (the "Reorganization"), pursuant to the Agreement. This opinion letter is delivered to you pursuant to
Section 8.6 of the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of
(i) the Agreement, and (ii) such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. Our opinion is based in part on the facts set forth below. We have not undertaken an independent investigation or verification of these facts or of the information set forth either in the aforementioned documents or in other documents that we have reviewed.

         1. The Reorganization will be consummated in compliance with the material terms of the Agreement, and none of the material terms and conditions therein have been waived or modified and neither party has any plan or intention to waive or modify any such material condition.

         2. The Acquiring Fund and the Selling Fund each is treated as a corporation for federal income tax purposes.

         3. The fair market value of the Acquiring Fund's Shares to be received by the Selling Fund's shareholders in the Reorganization will be approximately equal to the fair market value of the shares in the Selling Fund surrendered and exchanged therefor.

         4. No consideration other than the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the stated liabilities of the Selling Fund will be issued in exchange for the assets of the Selling Fund in the Reorganization.

         5. The Acquiring Fund has no plan or intention to sell additional shares of beneficial interest in the Acquiring Fund or to redeem or otherwise reacquire any of the Acquiring Fund's Shares issued in the Reorganization other than in the ordinary course of its business as a regulated investment company.

         6. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Selling Fund's assets to be acquired by it in the Reorganization except for dispositions made in the ordinary course of its business as a regulated investment company.

         7. Following the Reorganization, the Acquiring Fund will continue the historic business of the Selling Fund or use a significant portion of the Selling Fund's assets in its business.

         8. Immediately following consummation of the Reorganization, the Acquiring Fund will possess the same liabilities as those possessed by the Selling Fund immediately prior to the Reorganization. The fair market value of the assets of the Selling Fund acquired by the Acquiring Fund will exceed the liabilities of the Selling Fund assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the acquired assets are subject.

         9. There is no intercorporate indebtedness existing between the Acquiring Fund and the Selling Fund that was issued, acquired, or will be settled at a discount.

         10. The Acquiring Fund will meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company.

         11. The Acquiring Fund does not own nor will it acquire prior to the consummation of the Reorganization any shares of beneficial interest in the Selling Fund.

         12. Not more than 25 percent of the value of the total assets of both the Selling Fund and the Acquiring Fund is invested in the stock and securities of any one issuer and not more than 50 percent of the value of those total assets is invested in the stock and securities of five or fewer issuers.

Our opinion summarizes certain Federal income tax consequences of the Reorganization to holders of shares in the Selling Fund (individually, a "Shareholder" and, collectively, the "Shareholders"). Our opinion does not address all aspects of Federal income taxation that may be relevant to particular Shareholders and may not be applicable to Shareholders who are not citizens or residents of the United States. Further, our opinion does not address the effect of any applicable foreign, state, local or other tax laws.

In rendering our opinion, we have considered the applicable provisions of the Code, Treasury Regulations, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant.

Based upon and subject to the foregoing, we are of the opinion that the Reorganization will, under current law, constitute a tax-free reorganization under Section 368(a) of the Code, and that the Selling Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

The Reorganization, as a tax-free reorganization, will have the following Federal income tax consequences for the Shareholders, the Selling Fund and the Acquiring Fund:

         1. No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

         2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

         3. The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

         4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

         5. No gain or loss will be recognized by the Selling Fund on the distribution of the Acquiring Fund's Shares to the Shareholders in exchange for Selling Fund's Shares;

         6. No gain or loss will be recognized by the Shareholders as a result of the Selling Fund's distribution of Acquiring Fund's Shares to the Shareholders in exchange for the Shareholders' Selling Fund's Shares;

         7. The basis of the Acquiring Fund's Shares received by the Shareholders will be the same as the adjusted basis of the Shareholders' Selling Fund's Shares surrendered in exchange therefor; and

         8. The holding period of the Acquiring Fund's Shares received by the Shareholders will include the Shareholders' holding period for the Shareholders' Selling Fund's Shares surrendered in exchange therefor, provided that said Selling Fund's Shares were held as capital assets on the date of the Reorganization.

Except as set forth above, we express no opinion as to the tax consequences to any party, whether Federal, state, local or foreign, of the Reorganization or the Agreement or of any transactions related to the Reorganization or the Agreement or contemplated by the Reorganization or the Agreement. This opinion is being furnished to you on behalf of the Selling Fund and the Acquiring Fund in connection with the Reorganization and the Agreement and solely for your benefit in connection therewith and may not be used or relied upon for any other purpose and may not be circulated, quoted or otherwise referred to for any other purpose without our express written consent.

Very truly yours,


Morgan, Lewis & Bockius LLP

December 20, 1999



STI Classic Funds
2 Oliver Street
Boston, MA 02109

ESC Strategic Funds, Inc.
3435 Stelzer Road
Columbus, OH 43219

Re:   AGREEMENT AND PLAN OF REORGANIZATION BY AND BETWEEN
      ESC STRATEGIC FUNDS, INC., ON BEHALF OF ITS SMALL CAP FUND AND SMALL CAP II FUND, AND STI CLASSIC FUNDS, ON BEHALF OF ITS
      SMALL CAP GROWTH STOCK FUND

Ladies and Gentlemen:

We have acted as counsel to STI Classic Funds, in connection with the execution and delivery of the Agreement and Plan of Reorganization (the "Agreement"), dated as of February ___, 2000 by and between ESC Strategic Funds, Inc., a Maryland corporation, on behalf of its Small Cap Fund and Small Cap II Fund (the "Selling Funds"), and STI Classic Funds, on behalf of its Small Cap Growth Stock Fund (the "Acquiring Fund"), relating to the transfer of all the assets and liabilities of the Selling Funds in exchange for shares of the Acquiring Fund, followed by the distribution of such Shares (the "Acquiring Fund's Shares") to the holders of shares of the Selling Funds ("Selling Funds' Shares") in exchange for such Selling Funds' Shares in complete liquidation of the Selling Funds (the "Reorganization"), pursuant to the Agreement. This opinion letter is delivered to you pursuant to Section 8.6 of the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of
(i) the Agreement, and (ii) such other documents as we have deemed necessary or appropriate in order to enable us to render the opinion below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. Our opinion is based in part on the facts set forth below. We have not undertaken an independent investigation or verification of these facts or of the information set forth either in the aforementioned documents or in other documents that we have reviewed.

         1. The Reorganization will be consummated in compliance with the material terms of the Agreement, and none of the material terms and conditions therein have been waived or modified and neither party has any plan or intention to waive or modify any such material condition.

         2. The Acquiring Fund and the Selling Funds each is treated as a corporation for federal income tax purposes.

         3. The fair market value of the Acquiring Fund's Shares to be received by the Selling Funds' shareholders in the Reorganization will be approximately equal to the fair market value of the shares in the Selling Funds surrendered and exchanged therefor.

         4. No consideration other than the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the stated liabilities of the Selling Funds will be issued in exchange for the assets of the Selling Funds in the Reorganization.

         5. The Acquiring Fund has no plan or intention to sell additional shares of beneficial interest in the Acquiring Fund or to redeem or otherwise reacquire any of the Acquiring Fund's Shares issued in the Reorganization other than in the ordinary course of its business as a regulated investment company.

         6. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Selling Funds' assets to be acquired by it in the Reorganization except for dispositions made in the ordinary course of its business as a regulated investment company.

         7. Following the Reorganization, the Acquiring Fund will continue the historic business of the Selling Funds or use a significant portion of the Selling Funds' assets in its business.

         8. Immediately following consummation of the Reorganization, the Acquiring Fund will possess the same liabilities as those possessed by the Selling Funds immediately prior to the Reorganization. The fair market value of the assets of each Selling Fund acquired by the Acquiring Fund will exceed the liabilities of each Selling Fund assumed by the Acquiring Fund plus the amount of liabilities, if any, to which the acquired assets are subject.

         9. There is no intercorporate indebtedness existing between the Acquiring Fund and the Selling Funds that was issued, acquired, or will be settled at a discount.

         10. The Acquiring Fund will meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company.

         11. The Acquiring Fund does not own nor will it acquire prior to the consummation of the Reorganization any shares of beneficial interest in the Selling Funds.

         12. Not more than 25 percent of the value of the total assets of both the Selling Funds and the Acquiring Fund is invested in the stock and securities of any one issuer and not more than 50 percent of the value of those total assets is invested in the stock and securities of five or fewer issuers.

Our opinion summarizes certain Federal income tax consequences of the Reorganization to holders of shares in the Selling Funds (individually, a "Shareholder" and, collectively, the "Shareholders"). Our opinion does not address all aspects of Federal income taxation that may be relevant to particular Shareholders and may not be applicable to Shareholders who are not citizens or residents of the United States. Further, our opinion does not address the effect of any applicable foreign, state, local or other tax laws.

In rendering our opinion, we have considered the applicable provisions of the Code, Treasury Regulations, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant.

Based upon and subject to the foregoing, we are of the opinion that the Reorganization will, under current law, constitute a tax-free reorganization under Section 368(a) of the Code, and that the Selling Funds and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

The Reorganization, as a tax-free reorganization, will have the following Federal income tax consequences for the Shareholders, the Selling Funds and the Acquiring Fund:

         1. No gain or loss will be recognized by either Selling Fund upon the transfer of its assets in exchange solely for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

         2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Funds' assets in exchange for the Acquiring Fund's Shares and the assumption by the Acquiring Fund of the Selling Funds' liabilities;

         3. The basis of the Selling Funds' assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Funds' hands immediately before the Reorganization;

         4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Funds will include the holding period of those assets in the Selling Funds' hands immediately before the Reorganization;

         5. No gain or loss will be recognized by the Selling Funds on the distribution of the Acquiring Fund's Shares to the Shareholders in exchange for Selling Funds' Shares;

         6. No gain or loss will be recognized by the Shareholders as a result of the Selling Funds' distribution of Acquiring Fund's Shares to the Shareholders in exchange for the Shareholders' Selling Funds' Shares;

         7. The basis of the Acquiring Fund's Shares received by the Shareholders will be the same as the adjusted basis of the Shareholders' Selling Funds' Shares surrendered in exchange therefor; and

         8. The holding period of the Acquiring Fund's Shares received by the Shareholders will include the Shareholders' holding period for the Shareholders' Selling Funds' Shares surrendered in exchange therefor, provided that said Selling Funds' Shares were held as capital assets on the date of the Reorganization.

Except as set forth above, we express no opinion as to the tax consequences to any party, whether Federal, state, local or foreign, of the Reorganization or the Agreement or of any transactions related to the Reorganization or the Agreement or contemplated by the Reorganization or the Agreement. This opinion is being furnished to you on behalf of the Selling Funds and the Acquiring Fund in connection with the Reorganization and the Agreement and solely for your benefit in connection therewith and may not be used or relied upon for any other purpose and may not be circulated, quoted or otherwise referred to for any other purpose without our express written consent.

Very truly yours,


Morgan, Lewis & Bockius LLP